Exhibit 10.29

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO THE LOAN AGREEMENT (this “Third Amendment”), dated and effective as of April 20, 2023, amends the Loan Agreement dated as of July 1, 2021, as amended on June 29, 2022 and on December 29, 2022, by and between Smart For Life, Inc., a Nevada corporation (“SFL” or the “Company”), and Diamond Creek Capital, LLC, a Delaware limited liability company (“Lender”) (as amended, the “Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement (as defined below).

RECITALS

WHEREAS, the Lender, and the Company (formerly, Bonne Santé Group, Inc.), Doctors Scientific Organica, LLC, a Florida limited liability company (“DSO”), Bonne Santé Natural Manufacturing, Inc., a Florida corporation (“BSNM”), Nexus Offers, Inc., a Florida corporation (“Nexus”), GSP Nutrition, Inc., a Florida corporation (“GSP”) and Ceautamed Worldwide, LLC, a Florida limited liability company (“Ceautamed’) and together with the Company, DSO, BSNM, Nexus, and GSP, the “Borrower”), are parties to (i) the Loan Agreement dated July 1, 2021, as amended on June 29, 2022 and on December 29, 2022, and (ii) Security Agreement dated July 1, 2021 (the “Security Agreement” and together with the promissory note and any other agreements relating thereto, the “Loan Agreements”).

WHEREAS, Borrower and Lender desire to amend certain terms of the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Amendments.

(a)  Section 2.03 of the Loan Agreement has been amended such that, (A) the Company shall make a payment towards the reduction of principal in the amount of $250,000 within two (2) Business Days of the earlier to occur of the following events: (i) the Company receives any tax refunds claimed with respect to an “employee retention credit” pursuant to Section 2301 of the CARES Act (or any corresponding or similar provisions of state or local law) or receives any cash from factoring or assigning the right to receive such tax refunds, or (ii) the Company’s completion of a public offering of securities pursuant to a Registration Statement on Form S-3 (the “Offering”); and (B) within two (2) Business Days following the Company’s completion of a public offering of securities pursuant to a Registration Statement on Form S-1, the Company will pay in full all outstanding amounts owing under the Loan Agreement.

(b) Sections 2.02(a) and 2.03 of the Loan Agreement has been amended such that following the payment of $250,000 pursuant to paragraph (a) above, monthly payments of principal and interest pursuant to Sections 2.2(a) and 2.03 shall be an aggregate of $30,000 per month, until the amounts owing under the Loan Agreement are paid in full.

(c)  Borrower and Lender agree that the Offering shall not result in a mandatory prepayment of the Loans under Section 2.04 of the Loan Agreement.

2. Reaffirmation. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement. Borrower confirms that after giving effect to this Amendment, an Event of Default has not occurred and is not continuing.

3. Counterparts. This Third Amendment may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile or electronic mail transmission, and each of which will be deemed to be an original of this Amendment, and all of which, when taken together, shall be deemed to constitute one and the same agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date first above written.

BORROWER:		LENDER:

Smart for Life, Inc.,		Diamond Creek Capital, LLC,
a Nevada corporation		a Delaware limited liability company

By:	/s/ Alfonso J. Cervantes, Jr.	By:	/s/ Thomas Harrison
Name:	Alfonso J. Cervantes, Jr.	Name:	Thomas Harrison
Title:	Executive Chairman	Title:	Managing Partner

Bonne Santé Natural Manufacturing, Inc.,

a Florida corporation

By:	/s/ Alfonso J. Cervantes, Jr.
Name:	Alfonso J. Cervantes, Jr.
Title:	Executive Chairman

Doctors Scientific Organica, LLC,

a Florida limited liability company

By:	/s/ Alfonso J. Cervantes, Jr.
Name:	Alfonso J. Cervantes, Jr.
Title:	Executive Chairman

3